                                  EXHIBIT 10.1

APOGEE TECHNOLOGY, INC. HAS OMITTED FROM THIS EXHIBIT 10.1 PORTIONS OF THE AGREEMENT FOR WHICH APOGEE TECHNOLOGY, INC. HAS REQUESTED CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION. THE PORTIONS OF THE AGREEMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED WITH BRACKETS AND AN ASTERISK AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                               LICENSE AGREEMENT
                               -----------------

This LICENSE AGREEMENT is made as of February 2, 2001 (the "Effective Date") between APOGEE TECHNOLOGY, INC., a corporation organized and existing under the laws of the State of Delaware (hereafter "Apogee"), and STMICROELECTRONICS, NV, a corporation organized and existing under the laws of The Netherlands, having its principal place of business at Strawinskylaan 1725, Tower B 17th floor, 1077 XX Amsterdam, The Netherlands (hereafter "ST").

                                    RECITALS
                                    --------

Whereas, ST is a global independent semiconductor company which designs, develops, manufactures and markets a broad range of integrated circuits and discrete devices based on semiconductors used in a wide variety of microelectronic applications, including telecommunication systems, computer systems, consumer products, automotive products and industrial automation and control systems.

Whereas, Apogee has expertise in the design and development of, and owns certain intellectual property rights related to digital high efficiency audio amplification.

Whereas, ST desires to have access to certain intellectual property rights owned or controlled by Apogee, and Apogee is willing to license the same to ST as provided herein.

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Agreement, the Parties agree as follows:


1.  Definitions
    -----------

    1.1 Unless the provisions of this Agreement otherwise provide, the following capitalized terms used in this Agreement shall have the meaning set out below.

         1.1.1  Agreement shall mean the present license agreement, together
                ---------
with all Exhibits hereto, as the same may be hereafter amended, modified or supplemented from time to time.

         1.1.2  Affiliates shall mean an entity controlling, controlled by,
                ----------
or under common control as of the Effective Date or thereafter during the term of this Agreement with ST, provided that such entity shall be considered an Affiliate only for the time during which such control exists. For purposes of this definition "control" shall mean ownership or control, either directly or indirectly, of greater than 50% of the voting rights of such entity.

         1.1.3  Confidential Information shall mean the terms of this Agreement
                ------------------------
as well as any proprietary information and data of either Party, contained in written or tangible form which is marked as "Internal Use Only", "Proprietary", "Confidential", or similar words. One Party's, including its Affiliates ("Disclosing Party") Confidential Information shall also include its confidential information and data orally disclosed to the other Party including its Affiliates ("Receiving Party") if related to written material marked as confidential or otherwise identified as such during the course of the discussions. However, Confidential Information shall not include any data or information which:

                (a) Is or becomes publicly available through no fault of the Receiving Party;

                (b) Is already in the rightful possession of the Receiving Party prior to its receipt of such data or information;

                (c) Is independently developed by the Receiving Party without reference to the Confidential Information of the Disclosing Party;

                (d) Is rightfully obtained by the Receiving Party from a third party or in the public domain;

                (e) Is disclosed with the written consent of the Party whose information it is; or

                (f) Is disclosed pursuant to court order or other legal compulsion, after providing prior notice to the Disclosing Party of the intended disclosure.

         1.1.4  [      ***      ]

         1.1.5  [      ***      ]

         1.1.6  [      ***      ]

         1.1.7  [      ***      ]

         1.1.8  [      ***      ]

         1.1.9  [      ***      ]

         1.1.10 [      ***      ]

         1.1.11 [      ***      ]

         1.1.12 [      ***      ]

         1.1.13 [      ***      ]

         1.1.14 [      ***      ]

         1.1.15 Licensee shall mean ST and its Affiliates.
                --------

         1.1.16 [      ***      ]

         1.1.17 Mask Works shall have the meanings set forth in section
                ----------
901(a)(2) of the Semiconductor Chip Protection Law(s).

         1.1.18 [      ***      ]

         1.1.19 Parties means ST and Apogee together.
                -------

         1.1.20 Party means one of the Parties.
                -----

         1.1.21 [      ***      ]

         1.1.22 Semiconductor Chip Protection Law(s) shall mean the
                ------------------------------------
semiconductor Chip Protection Act of 1984 in the United States and any associated regulations and any amendments or revisions to these such law or regulations, or any corresponding law and regulations in a country other than the United States.

         1.1.23 Term shall mean the term of this Agreement as set forth in
                ----
Section 7 below.

    1.2  Exhibits.  The exhibits hereto shall be taken, read and construed as
         ---------
essential parts of this Agreement and are incorporated herein by reference.

    1.3  Headings.  The headings in this Agreement are inserted for
         --------
convenience of reference only and shall not be taken, read or construed as essential parts of this Agreement.

    1.4  Plural.  Words applicable to natural persons include any body of
         -------
persons, company, corporation, firm or partnership, corporate or incorporate, and vice versa. Words importing the masculine gender shall include the feminine and neuter genders, and vice versa. Words importing the singular number shall include the plural number, and vice versa.

  2. License
     -------

     2.1  [      ***      ]

     2.2  [      ***      ]

     2.3 Upon ST's request, the Parties shall discuss in good faith the possible license by Apogee to Licensee (and related reasonable terms and conditions) of the Licensed Technology for other applications out of the Field of Exclusivity.

     2.4 ST shall make apparent on each Product unit the DDX logo along with ST's brand and/or other trademarks and identification system of ST. Consequently, subject to the terms and conditions of this Agreement, Apogee hereby grants to Licensee a non-exclusive, worldwide, royalty-free license to use the DDX logo in connection with Products. The placement and size of such DDX logo shall be reasonable in relation to the size of the Product and other inscriptions on the Product.

     2.5 Apogee shall deliver to ST the Licensed Technology in accordance to the schedule attached as part of Exhibit 3 with respect to the Existing Products. With respect to Future Products, once the development is completed in accordance with an applicable Statement of Work (as defined in the Development Agreement) Apogee shall inform ST and shall deliver to ST the Licensed

Technology in accordance with the schedule agreed upon in good faith between the Parties. Apogee shall ensure that the media on which the Licensed Technology is provided is free of defects, contains all of the appropriate and necessary files and information and otherwise, if necessary, promptly provide ST corrections, free of charge.

     2.6  [      ***      ]

     2.7  [      ***      ]

     2.8  [      ***      ]

  3. Technical Assistance
     --------------------

     3.1 Apogee agrees to provide technical assistance regarding the use and functionality of the Licensed Technology. The number of employees subject to and the scope of such training will be agreed upon by the Parties on a case-by-case basis.

     3.2 Apogee shall provide Licensee with support and maintenance in accordance to the "Maintenance and Support Policy" attached as Exhibit 1.

  4. Compensation
     ------------

     4.1 In consideration for the license, delivery and services and support provided by Apogee under this Agreement, ST shall pay to Apogee the following license fee and royalties applicable on the Net Sale Price of each Product sold
by Licensee [      ***      ]. No royalty will accrue for any returns, warranty
or other replacement, and/or similar credit/debit situations.

     4.2 ST shall pay to Apogee a one-time license fee in the combined amount of US$2,000,000.00 (Two million US Dollars), consisting of (i) an actual payment of US$1,600,000.00 (One million and six hundred thousand US Dollars), and (ii) a credit for design services (as the same shall be mutually agreed upon, on a case by case basis, between the Parties) from ST to Apogee in the amount of US$400,000.00 (Four hundred thousand US Dollars).

[      ***      ]

     4.3 With respect to Product, ST shall pay Apogee, unless otherwise stated herein, a royalty equal to the lesser of the following formulas:

            Royalty =     [      ***      ]

     4.4 For the avoidance of doubt, the Parties agree that the royalty shall only fall due in respect of a Product and not in the overall price of a system into which a Product may be integrated. Only the initial sale of a Product shall be subject to royalty and the limitations set forth in Section 4.1 above shall apply.

ST shall inform Apogee whether a given Product is affected by royalty payments to be made by ST to a third party.

     4.5 ST shall pay Apogee Royalty payments in the following manner: [ *** ].

All payments made hereunder shall be made in United States currency, by wire transfer or other reasonable payment means and to such bank account(s) indicated by Apogee in writing from time to time.

     4.6 Any income or other tax which ST is required by law to pay or withhold on behalf of Apogee with respect to any license fees or royalties payable to Apogee under this Agreement shall be deducted from the amount of such royalties otherwise due, provided, however, that in regard to any such deduction, ST shall give Apogee such reasonable assistance as may be necessary to enable or assist Apogee to claim exemption therefrom, or credit therefor, and shall upon request furnish to Apogee such certificates and other evidence of deduction and payment thereof as Apogee may properly require.

     4.7  [      ***      ]

     4.8  [      ***      ]

     4.9  ST shall submit to Apogee a royalty report [      ***      ].

     4.10 Upon twenty (20) days written notice and not more than once per year, Apogee shall have the right to appoint a well known firm of independent accountants to which ST shall not unreasonably object (the "Auditors"), to make an examination and audit of records and accounts as may under recognized accounting practices contain information relevant to the calculation of royalties payable to Apogee hereunder and the number of Products sold by ST.
The Auditors shall be required to signed an appropriate non disclosure agreement, and shall perform their task at times agreed in advance between the Parties during normal business hours, and not more frequently than once per calendar year during the time ST is required to make royalty payments to Apogee hereunder, and for one year thereafter. The Auditors will report to Apogee only on whether the royalties paid to Apogee and the royalty reports provided to Apogee by ST were or were not correct, and if incorrect, what the correct amount of royalties is and what the correct royalty report data is. ST shall be supplied with a copy from any report prepared by the Auditors. The decision of the Auditors shall (in the absence of clerical or manifest error) be final and binding on the Parties. Such audit shall be at Apogee's expense, unless it proves that ST's royalty calculation was incorrect by more than ten (10) percent, in which case ST shall reimburse Apogee the reasonable costs of the audit, or settle them direct.

  5. Representations and Warranties
     ------------------------------

     5.1 Apogee represents and warrants to ST that (a) Apogee has full power and authority to enter into this Agreement, (b) the terms and conditions of this Agreement, and Apogee's obligations hereunder, do not conflict with or violate any terms or conditions of any other agreement or commitment to which Apogee is a signatory or by which its is bound, (c) it owned or controlled the Licensed Technology that will be licensed and delivered to Licensee under this Agreement and (d) it will defend and indemnify Licensee against any third party claims arising out of or related to these warranties and representations. [ *** ]

     5.2 Apogee shall use its best efforts to verify the accuracy of the Licensed Technology delivered to Licensee hereunder. In the case there should be any mistake or error in such Licensed Technology, Apogee shall promptly support ST with corrected Licensed Technology, free of charge.

     5.3 ST represents and warrants to Apogee that the terms and conditions of this Agreement, and the Licensee's obligations hereunder, do not conflict with or violate any terms or conditions of any other agreement or commitment to which ST is a signatory or by which its is bound.

     5.4 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES OR CONDITIONS, EXPRESS, STATUTORY, IMPLIED, OR OTHERWISE, WITH RESPECT TO ANY LICENSED TECHNOLOGY OR CONTRIBUTIONS HEREUNDER, AND EACH PARTY HEREBY DISCLAIMS THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO.

  6. Indemnification
     ---------------

     6.1 Apogee shall indemnify and hold Licensee and their respective officers, directors, employees and agents (hereafter referred individually or collectively as "Licensee Indemnitees") harmless and shall pay all costs, damages, and reasonable attorneys' fees and expenses relating to Licensee Indemnitees defense resulting from any suit, claim, demand, action by a third party against Licensee Indemnitees based upon a finding that any Licensed Technology infringes the IP Rights of a third party ("Licensee Infringement Claim"), provided that: (i) Licensee gives written notice to Apogee within twenty (20) business days of notice of such Licensee Infringement Claim; (ii) ST allows Apogee at its expense through attorneys of its own choice, to exclusively defend or control the defense of any Licensee Infringement Claim; and (iii) Licensee assists Apogee in all reasonable aspects in such investigation and defense, and is reimbursed by Apogee for all the reasonable costs incurred in collaborating in such investigation and defense. The foregoing indemnity obligations shall specifically not apply to any claim excluded under Section 6.2 below. If, as a result of a Licensee Infringement Claim, Licensee Indemnitees are enjoined from using the Licensed Technology, or selling Products, Apogee may in its sole discretion, (i) procure for Licensee Indemnitees the right to use the Licensed Technology under the same terms and conditions set forth in this
Section 6.1 or (ii) provide Licensee Indemnitees with modified Licensed Technology that are non-infringing while still meeting substantially the same functional specifications as the Licensed Technology.

     6.2 Apogee shall have no obligation under Section 6.1 above for any Licensee Infringement Claim which results from: (a) the combination of a Product with other products if the Licensee Infringement would have not existed but for the combination; (b) the modification of the Licensed Technology by parties other than Apogee (or not authorized by Apogee); (c) the Improvement of the Licensed Technology by or for ST.

  7. Term and Termination
     --------------------

     7.1  [      ***      ]

     7.2  [      ***      ]

     7.3 Notwithstanding anything to the contrary herein, no expiration or termination of this Agreement shall diminish the rights of any Customer who has purchased Product and/or Derivatives to continue to use and/or sell or otherwise dispose of the same.

     7.4 The following provisions shall survive any termination or expiration of this Agreement: Section 1 ("Definitions"), Section 2 ("License") but only to the extend described in Section 7.5 below, Section 4 ("Compensation"), Section 5 ("Representations and Warranties"), Section 6 ("Indemnification"), Section 7 ("Term and Termination"), Section 8 ("Confidentiality"), Section 9 ("Limitation of Liability"), Section 10 ("Apogee Purchases"), and Section 11 ("General Provisions").

     7.5  [      ***      ]

  8. Confidentiality
     ---------------

     8.1 The Receiving Party shall, during the term of the Agreement, and for a period of five (5) years thereafter, subject to the exclusions set forth in
Section 1.1.3 ("Confidential Information"), hold all Confidential Information of the Disclosing Party in confidence, not disclose such Confidential Information to any third parties except those with a need to know in connection with or during the performance of this Agreement (including, as necessary, subcontractors) who have executed a confidentiality agreement with terms at least as restrictive with regard to the Disclosing Party's information as those set forth herein, and in general use the same degree of care to protect the confidentiality of the Disclosing Party's Confidential Information as it uses with respect to its own information of a similar nature.

     8.2 Neither Apogee nor Licensee shall use the other Party's Confidential Information for another or other purpose than for the purposes set forth in this Agreement.

     8.3 Except as otherwise provided for the application of Section 7.4 above, upon termination of this Agreement all of the Disclosing Party`s Confidential Information and all copies thereof in the Receiving Party's possession or control shall be immediately returned to the Disclosing Party or destroyed by the Receiving Party at the Disclosing Party's instruction. The Receiving Party shall then certify the same in writing and that no copies have been retained by the Receiving Party, its employees, Affiliates, contractors, or other parties to whom such information is provided.

  9. Limitation of Liability
     -----------------------

     9.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY SPECIAL, INDIRECT, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS), CAUSED BY ANY BREACH OF ITS OBLIGATIONS TO THE OTHER ARISING OUT OF OR RELATING TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT, EVEN IF THE BREACHING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     9.2 IN ANY EVENT, THE LIABILITY OF EITHER PARTY TO THE OTHER (WITH THE EXCEPTION OF LIABILITY FOR SUMS DUE HEREUNDER) IN RESPECT OF AN EVENT OR SERIES OF CONNECTED EVENTS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL IN NO CASE EXCEED AN AMOUNT EQUAL TO THE TOTAL AMOUNT OF PAYMENTS MADE (OR OWING) BY ST TO APOGEE HEREUNDER. NOTWITHSTANDING THE FOREGOING, THE LIMITATION OF LIABILITY IN THIS SECTION 9.2 SHALL NOT BE APPLICABLE TO INDEMNIFICATION OBLIGATIONS UNDER SECTION 6 ABOVE.

  10. Apogee Purchases; Restricted Sales.
      -----------------------------------

      10.1        [      ***      ]

      10.2        [      ***      ]

      10.3        [      ***      ]

  11. General Provisions
      ------------------

      11.1  Assignment. Unless for ST to its Affiliates, this Agreement may not
            -----------
be assigned by either Party, nor any of such Party's rights or obligations hereunder, to any third party including without limitation through a U.S. Bankruptcy Code Chapter 11 reorganization, without prior written consent of the other Party (which shall not be unreasonably withheld). In the event that this Agreement is assigned effectively to a third party, this Agreement shall bind upon successors and assigns of the Parties hereto.

      11.2 [      ***      ]

      11.3 Affiliates. Apogee acknowledges that ST conducts its business in
           -----------
whole or in part through Affiliates. Accordingly, Apogee agrees that the rights and benefits granted by Apogee through this Agreement shall inure to ST and the Affiliates.

      11.4 Force majeure. Neither Party shall be liable to the other Party for
           --------------
failure of or delay in performance of any obligation under this Agreement, directly or indirectly, owing to acts of God, war, war-like condition, embargoes, riots, strike and other events beyond its reasonable control. In the event that such failure or delay occurs, the affected Party shall notify the other Party of the occurrence thereof as soon as possible and the Parties shall discuss the best way to resolve the event of force majeure.

      11.5 Notices. All notices provided for in connection with this Agreement
           -------
shall be given in writing and shall be effective (i) upon receipt, when served by personal delivery; or (ii) the next day following the date of transmittal when transmitted by facsimile; or (iii) on the third day following the date of transmittal when transmitted by express mail or Federal Express mail; or (iv) on the 7th day following the date of mailing when sent by registered airmail of the sender's country with postage prepaid, addressed to the Party as follows, or to a changed address as the Party shall have specified by prior written notice:

          ST:     STMicroelectronics NV,
                  ICC Bloc A
                  Route de Pre-bois 20,
                  1215 Geneva 15, Switzerland
                  Attention: General Counsel
          and

          Apogee: Apogee Technology, Inc.,
                  129 Morgan Drive
                  Norwood, Massachusetts 02062, USA
                  Phone:   (781) 551-9450
                  Fax: (781) 440-9528
                  Attention: David Spiegel

      11.6 Waiver.  The waiver by either Party of the remedy for the other
          -------
Party's breach of or its right under this Agreement will not constitute a waiver of the remedy for any other similar or subsequent breach or right.

      11.7 Severability.  If any provision of this Agreement is or becomes, at
           ------------
any time or for any reason, unenforceable or invalid, no other provision of this Agreement shall be affected thereby, and the remaining provisions of this Agreement shall continue with the same force and effect as if such unenforceable or invalid provisions had not been inserted in this Agreement.

      11.8 Press Release. Neither Party shall make any announcement or press
           --------------
release regarding this Agreement or any terms thereof without the other Party's prior written consent.

      11.9 Amendment.  No changes, modifications or alterations to this
           ----------
Agreement shall be valid unless reduced to writing and duly signed by the respective authorized representative of each Party.

      11.10 Governing Law.  This Agreement shall be interpreted, construed and
            --------------
enforced in accordance with the laws of the State of Delaware without respect to its conflict of law provisions. Any dispute arising in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. Such arbitration shall take place in Chicago, and shall be conducted in English.

      11.11 No Partnership. In giving effect to this Agreement, no Party shall
            --------------
be or be deemed to be an agent or employee of another Party for any purpose, and that their relationship to each other shall be that of independent contractors. Nothing in this Agreement shall constitute a partnership or a joint venture between the Parties. No Party shall have the right to enter into contracts or pledge the credit of or incur expenses or liability on behalf of the other Party.

      11.12 Entire Agreement.  This Agreement constitutes the entire agreement
            ----------------
between the Parties and supersedes all prior proposal(s) and discussions relative to the subject matter of this Agreement and neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter other than as expressly provided herein. The terms and conditions contained herein and the Exhibits attached hereto constitute the entire agreement between the parties and shall supersede all previous communications either oral or written between the parties with respect to the subject matter hereof. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement.

IN WITNESS THEREOF, the Parties hereto have executed this Agreement on the Effective Date.

For STMicroelectronics, NV              For Apogee Technology, Inc.


Name:__________________________         Name:_______________________

Title:_________________________         Title:______________________

Date:__________________________         Date:_______________________


Signature:_____________________         Signature:__________________

                                   EXHIBIT 1
                                   ---------

                         Maintenance and Support Policy
                         ------------------------------


                               [      ***      ]

                                   EXHIBIT 2
                                   ---------

                               [      ***      ]

                                   EXHIBIT 3
                                   ---------

                               [      ***      ]

                                   EXHIBIT 4
                                   ---------

                                ESCROW AGREEMENT


     This Escrow Agreement is entered into the ______ day of ________, 2001, between and among: STMicroelectronics, NV (hereinafter "ST"), a Dutch corporation with its principal place of business at Strawinskylaan 1725, Tower B 17th floor, 1077 XX Amsterdam, The Netherlands; Apogee Technology, Inc. (hereinafter "Apogee"), a Delaware corporation, with its principal place of business at 129 Morgan Drive, Norwood, MA 02062, USA; and the "Escrow Agent" set forth at the end of this Agreement.

     WHEREAS, Apogee and ST have entered into a License Agreement dated __________ (the "License Agreement"), whereby ST is authorized to use certain Apogee technology and to use, in object code form, certain Apogee software development tools to develop, make, have made, and sell certain integrated circuit products ("Licensed Products");

     WHEREAS, Apogee is willing to provide assurance to ST that, in the event of certain conditions specified herein, access to the software source code described in Exhibit A (the "Source Codes") may be obtained for the sole purpose of creating or supporting the Licensed Products pursuant to the License Agreement;

     WHEREAS, Apogee is willing to enter into an escrow arrangement with ST to provide for the deposit of the Source Codes to be held by the Escrow Agent pursuant to the terms and conditions of this Agreement;

     WHEREAS, the Escrow Agent is willing to act as escrow agent for Apogee and ST on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, the parties agree as follows:

     1.  Appointment.  Apogee and ST hereby appoint Escrow Agent as the escrow
         ------------
holder under this Escrow Agreement, and the Escrow Agent accepts such appointment on the terms and conditions set forth in this Escrow Agreement.

     2.  Deposit of Escrow Materials.  Apogee agrees to deposit with the Escrow
         ---------------------------
Agent, within sixty (60) days after the date hereof, one copy of the Source Codes (the "Escrow Materials"). Further, Apogee agrees to deposit updated versions, if any, of the Source Codes every six (6) months during the term of this Agreement. Escrow Agent shall hold and dispose of the Escrow Materials only in accordance with the terms of this Escrow Agreement.

     3.  Purpose.  The Escrow Materials shall constitute a reserve, to be held
         -------
by the Escrow Agent, for the purpose of making them available to ST, under the terms of this Escrow Agreement, only in the events set forth in Section C of
Exhibit 1 of the License Agreement.

     4.  Escrow Release.  Subject to the provisions of Sections 5, 6, and 7
         --------------
below, the Escrow Agent is hereby authorized to release the Escrow Materials to ST upon receiving written authorization from ST certifying that ST is entitled to the Escrow Materials (the "Notice") pursuant to Section 3 above. ST shall provide a copy of each Notice to Apogee.

     5.  Counternotice.  Within three (3) business days after receipt of the
         -------------
Notice, the Escrow Agent shall deliver to Apogee a copy of the Notice and shall confirm such delivery in writing to ST. If the Escrow Agent, within ten (10) business days after the Effective Date of transmitting to Apogee the Notice (as such Effective Date is determined in accordance with Section 10(b)), does not receive (a) a written statement from ST withdrawing such Notice, or (b) a counternotice (the "Counternotice") from Apogee, then the Escrow Agent shall promptly deliver the Escrow Materials to ST. For purposes of this Agreement, a "business day" shall mean each day other than a Saturday, Sunday, or legal U.S. holiday.

     6.  Disputed Notice.  If Apogee disputes the existence of the conditions
         ---------------
upon which the Notice is based, then Apogee shall, within then (10) business days following the the Effective Date of transmittal of the Notice by Escrow Agent (as such Effective Date is determined in accordance with Section 10(b)), submit a Counternotice to the Escrow Agent. If the Counternotice is received by the Escrow Agent before the close of business on the tenth (10th) business day following the date on which the Notice was transmitted to Apogee by the Escrow Agent, then the Escrow Agent shall, within three (3) business days after receipt of any such Counternotice, serve a copy of the Counternotice on ST and withhold delivery of the Escrow Materials pending receipt of (a) a decision evidencing the outcome of the arbitration provided for in Section 7 below, or (b) other written instructions signed by both Apogee and ST. Upon receipt of said decision or other instruction, the Escrow Agent shall deliver a copy of the Escrow Materials only in accordance with decision or instruction.

     7.  Arbitration of Disputed Notice.  Apogee and ST agree that, if the
         -------------------------------
Counternotice is given by Apogee pursuant to Section 5 above, officers of each company shall negotiate for a period of ten (10) business days to attempt to resolve the dispute. At the end of such ten (10) business day period, if the parties have not resolved the dispute, then said parties shall submit to arbitration in accordance with the rules of the International Chamber of Commerce to resolve the dispute promptly and shall commence the hearing before a panel of arbitrators (the "Board") in Geneva, Switzerland, as soon as practicable after receipt of the Counternotice by the Escrow Agent. The Board shall consist of three (3) members one each of whom shall be selected by ST and Apogee and the third member selected by the International Chamber of Commerce. The question before the Board shall be whether or not there existed, at the time ST transmitted the Notice to the Escrow Agent under Section 4 above, or at the time of the hearing before the Board, the conditions specified in Section 3.
The parties agree that the decision of the Board shall be final and binding and that such decision shall be immediately delivered to the parties to the arbitration and to the Escrow Agent. If the Board finds that the Notice was properly given by ST on the basis of the existence of the conditions specified in Section 3 above, then the Escrow Agent shall promptly deliver the Escrow Materials to ST. If the Board finds to the contrary, then the Escrow Agent shall not release the Escrow Materials. All fees and charges by the International Chamber of Commerce shall be paid by the non-prevailing parting in the arbitration; provided, however, that each party shall be responsible for the payment of all fees and expenses connected with the presentation of its respective case.

     8.  Use of Escrow Materials.  ST upon the release of the Escrow Materials
         -----------------------
to ST, ST shall have a right and license to use such Escrow Materials in accordance with the terms and conditions of Sections 2.1 and 2.2 of the License Agreement, and such use shall otherwise be subject to ST's other obligations under the License Agreement, including royalty obligations.

     9.  Termination.  This Escrow Agreement and the escrow established pursuant
         -----------
to this Escrow Agreement shall terminate upon expiration or termination of the License Agreement, and all materials comprising the Escrow Materials shall thereupon be returned to Apogee.

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
     10. Notices.
         -------

     (a) It is understood that the Escrow Agent will incur no liability for acting upon any instruction, notice, direction or other document believed by it in good faith to be genuine and to have been made, signed, sent or presented by the person or person authorized to perform such act under the terms of this Escrow Agreement.

     (b) All notices, instructions, deliveries and other communications required or permitted to be given hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given and shall be deemed effective (the "Effective Date") (i) when personally delivered, on the date of delivery, (ii) when transmitted by facsimile, on the next business day after the date of the facsimile confirmation; and (iii) when transmitted by recognized overnight carrier, on the date two business days after the day of delivery to such carrier. Such notices, instructions, deliveries and other communications shall be addressed as follows (provided that notice of change of address shall be deemed given only when received):

To Escrow Agent: To the address set forth at the end of this Agreement, and to the attention of the person signing this Escrow Agreement on behalf of Escrow Agent.

To Apogee:  To the address first set forth above;

To ST: To the following address: STMicroelectronics NV, ICC Bloc A, Route de Pre-bois 20, 1215 Geneva 15, Switzerland;

or to such other name of address as the Escrow Agent, Apogee or ST, as the case may be, shall designate by notice to the other party hereto in the manner specified in this section.

     11. Liability of Escrow Agent.  The duties and obligations of the Escrow
         -------------------------
Agent shall be determined solely by the express provisions of this Escrow Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Escrow Agreement. In the event of any controversy hereunder or with respect to any questions as to the construction of this Escrow Agreement or any action to be taken by the Escrow Agent, the Escrow Agent may consult with counsel selected and employed by it, and the Escrow Agent shall incur no liability for any action taken or suffered in good faith in accordance with the opinion of such counsel. The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of Apogee, ST, or for anyone else, to perform or comply with any of the provisions of this Escrow Agreement.

     12. Governing Law: Forum Selection. This Escrow Agreement shall be governed
         ------------------------------
by the laws of Delaware, USA, without reference to its conflict of laws principles.

     13. Entire Agreement.  This Escrow Agreement sets forth the entire
         ----------------
understanding of the parties hereto with respect to the subject matter hereof and cannot be changed, modified, or terminated orally.

     14. Validity.  No action taken by the Escrow Agent in accordance with the
         --------
terms and provisions hereof shall be deemed to constitute a representation of the Escrow Agent as to the validity or value of any documents or instructions held by, or delivered to, it.

     15. Resignation/Replacement.
         -----------------------

     (a) Upon sixty (60) days' prior written notice given to Apogee and ST, the Escrow Agent may resign. Within fifteen (15) days after the giving of such notice, Apogee and ST shall mutually designate a successor Escrow Agent. Such successor Escrow Agent shall be bound by the terms and provisions of this Escrow Agreement. In the event that no such agreement is reached within such fifteen
(15) day period, the Escrow Agent shall continue to hold the Escrow Materials then held by it and shall take nor further actions and shall have no further obligations hereunder except as required by the last sentence of this Section 16(a). The Escrow Agent named herein shall cooperate with its successor in order to effectuate the transfer of its duties to the successor Escrow Agent.

     (b) Upon notice, Apogee and ST may replace Escrow Agent with a successor, who shall replace Escrow Agent and be bound by all the terms and conditions of this Agreement.

     16. Fees and Expenses.  ST agrees to pay the fees of the Escrow Agent for
         -----------------
its services hereunder during the term of this Agreement. Such fees shall consist of periodical escrow maintenance charges, at Escrow Agent's standard rates, and fees charged for carrying out its duties hereunder.

     17. Indemnification.  ST and Apogee jointly and severally agree to
         ---------------
indemnify the Escrow Agent from and against any and all liabilities, obligations, penalties, actions, judgments, suits, costs, expenses, taxes or disbursements of any kind or nature whatsoever which may be imposed on, or incurred by, or asserted against, the Escrow Agent in any way relating to, or arising out of, this Agreement, or any action taken or omitted by the Escrow Agent under this Agreement, provided that neither ST nor Apogee shall be liable for the portion of any such indemnification amount resulting from the Escrow Agent's gross negligence, recklessness, or willful misconduct or violation by the Escrow Agent of any terms or provisions of this Escrow Agreement. The parties liability under this Section 18 shall be limited to the amount of fees payable by ST to the Escrow Agent hereunder.

IN WITNESS WHERE OF, the parties by their duly authorized representatives have executed this Agreement as of the date set forth above.


APOGEE TECHNOLOGY, INC.             STMICROELECTRONICS, NV

By:                                 By:
Print Name:                         Print Name:
Title:                              Title:



                     ESCROW AGENT:

                     Name:

                     Address:

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